Exhibit 10.3

Registration Rights Agreement

This Registration Rights Agreement (the "Agreement") is made and entered into as of May __, 2012 (the "Effective Date") among Saratoga Resources, Inc., a Texas corporation (the "Company"), and the purchasers set forth on Exhibit A attached hereto (each a “Purchaser” and collectively the “Purchasers”).

R e c i t a l s:

A.

The Purchasers have purchased shares of common stock (the "Shares") from the Company pursuant to subscription agreements or a Share Purchase Agreement, in each case dated as of the date hereof (each, a "Purchase Agreement" and collectively, the “Purchase Agreements”).

B.

 The Company and the Purchasers desire to set forth the registration rights to be granted by the Company to the Purchasers.

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth herein, in the Purchase Agreements, or otherwise, the parties mutually agree as follows:

A g r e e m e n t:

1.

Certain Definitions.  As used in this Agreement, the following terms shall have the following respective meanings:

"Approved Market" means Nasdaq, the NYSE, the NYSE Amex, or the OTC Bulletin Board.

"Blackout Period" means, with respect to a registration, a period in each case commencing on the day immediately after the Company notifies the Purchasers that they are required, pursuant to Section 3(f), to suspend offers and sales of Registrable Securities during which the Company, in the good faith judgment of its Board of Directors, determines (because of the existence of, or in anticipation of, any acquisition, financing activity, or other transaction involving the Company, or the unavailability for reasons beyond the Company's control of any required financial statements, disclosure of information which is in its best interest not to publicly disclose, or any other event or condition of similar significance to the Company) that the registration and distribution of the Registrable Securities to be covered by such registration statement, if any, would be seriously detrimental to the Company and its shareholders and ending on the earlier of (1) the date upon which the material non-public information commencing the Blackout Period is disclosed to the public or ceases to be material and (2) such time as the Company notifies the selling Holders that the Company will no longer delay such filing of the Registration Statement, recommence taking steps to make such Registration Statement effective, or allow sales pursuant to such Registration Statement to resume; provided, however, that (a) the Company shall limit its use of Blackout Periods, in the aggregate, to 60 Trading Days in any 12-month period and (b) no Blackout Period may commence sooner than 60 days after the end of a prior Blackout Period.

"Business Day" means any day of the year, other than a Saturday, Sunday, or other day on which the Commission is required or authorized to close.

"Closing Date" means May __, 2012, or such other time as is mutually agreed between the Company and the Purchasers for the closing of the sale referred to in Recital A above.

"Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

"Common Stock" means the common stock, $0.001 par value per share, of the Company and any and all shares of capital stock or other equity securities of: (i) the Company which are added to or exchanged or substituted for the Common Stock by reason of the declaration of any stock dividend or stock split, the issuance of any distribution or the reclassification, readjustment, recapitalization, or other such modification of the capital structure of the Company; and (ii) any other corporation, now or hereafter organized under the laws of any state or other governmental authority, with which the Company is merged.

“Effectiveness Deadline” means, with respect to the Registration Statement, the earlier of (i) the 90th calendar day following the Closing Date (or the 120th calendar day following the Closing Date in the event that such registration statement is subject to review by the Commission) and (ii) the 5th Trading Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review; provided, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.

"Equity securities" means (i) any Common Stock, (ii) any security convertible, with or without consideration, into any Common Stock (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, or (iv) any such warrant or right.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

"Form S-1" and "Form S-3" mean such forms under the Securities Act as in effect on the date hereof.

"Holder" means each Purchaser or any successor or assignee of a Purchaser who acquire rights in accordance with this Agreement with respect to the Registrable Securities directly or indirectly from a Purchaser, including from any assignee.

"Inspector" means any attorney, accountant, or other agent retained by a Purchaser for the purposes provided in Section 3(j).

"Offering Price" means the price per share at which the Shares have been sold to the Purchasers pursuant to the Purchase Agreements.

The terms "register," "registered," and "registration" refers to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

"Registrable Securities" means shares of Common Stock issued to each Purchaser pursuant to the Purchase Agreements, but excluding (A) any Registrable Securities that have been publicly sold or may be publicly sold immediately without registration under the Securities Act either pursuant to Rule 144(b)(1) of the Securities Act (free of all provisions of Rule 144, including, without limitation, the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable)) or otherwise; or (B) any Registrable Securities sold by a person in a transaction pursuant to a registration statement filed under the Securities Act.

"Registration Default Date" means the date 30 days after the Closing Date.

"Registration Default Period" means the period during which any Registration Event occurs and is continuing.

"Registration Event" means the occurrence of any of the following events:

(a)

the Registration Statement covering all of the Registrable Securities is not filed with the Commission on or before the Registration Default Date,

(b)

the Registration Statement covering all of the Registrable Securities is not declared effective by the Commission (or otherwise does not become effective) for any reason on or prior to the Effectiveness Deadline,

(c)

after the SEC Effective Date, sales cannot be made pursuant to the Registration Statement for any reason (including without limitation by reason of a stop order, or the Company's failure to update the Registration Statement) but except as excused pursuant to Section 3(a) or for the reasons specified in clause (d),

(d)

the Common Stock generally or the Registrable Securities specifically are not listed or included for quotation on an Approved Market, or trading of the Common Stock is suspended or halted on the Approved Market, which at the time constitutes the principal market for the Common Stock, for more than two full, consecutive Trading Days; provided, however, a Registration Event shall not be deemed to occur if all or substantially all trading in equity securities (including the Common Stock) is suspended or halted on the Approved Market for any length of time, or

(e)

after the date six months following the Closing Date, and only in the event a Registration Statement is not effective or available to sell all Registrable Securities, the Company fails to file with the Commission any required reports under Section 13 or 15(d) of the Exchange Act such that it is not in compliance with Rule 144(c)(1) (or Rule 144(i)(2), if applicable), as a result of which the Holders who are not affiliates are unable to sell Registrable Securities without restriction under Rule 144 (or any successor thereto).

"Registration Statement" means the registration statement required to be filed by the Company pursuant to Section 2(a).

"Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute promulgated in replacement thereof, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

"SEC Effective Date" means the date the Registration Statement is declared effective by the Commission.

"Trading Day" means a day on whichever (a) the national securities exchange or (b) such other securities market, in any such case which at the time constitutes the principal securities market for the Common Stock, is open for general trading of securities.

2.

Registration.

(a)

Registration on Form S-3.  As promptly as reasonably practicable after the date hereof, and within 30 days following the Closing Date, the Company shall file with the Commission a registration statement on Form S-3 (except if the Company is then ineligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on Form S-1) relating to the resale by the Holders of all of the Registrable Securities on a continuous basis pursuant to Rule 415.

(b)

Failure to File Registration Statement. If a Registration Event occurs, then the Company will make payments to each Purchaser (a "Qualified Purchaser"), as partial liquidated damages for the minimum amount of damages to the Qualified Purchaser by reason thereof, and not as a penalty, at a rate equal to one percent (1.0%) of the aggregate Offering Price per Share held by such Qualified Purchaser per month, for each calendar month of the Registration Default Period (pro rated for any period less than 30 days). Each such payment shall be due and payable within five days after the end of each calendar month of the Registration Default Period until the termination of the Registration Default Period and within five days after such termination.  Such payments shall be in partial compensation to the Qualified Purchaser, and shall not constitute the Qualified Purchaser's exclusive remedy for such events.  The Registration Default Period shall terminate upon (i) the filing of the Registration Statement in the case of clause (a) of the definition of "Registration Event," (ii) the effectiveness of the Registration Statement in the case of clause (b) of the definition of "Registration Event," (iii) the ability of the Qualified Purchaser to effect sales pursuant to the Registration Statement in the case of clause (c) of the definition of "Registration Event," (iv) the listing or inclusion and/or trading of the Common Stock on an Approved Market, as the case may be, in the case of clause (d) of the definition of "Registration Event," and (v) the filing of the required Exchange Act report with the Commission in the case of clause (e) of the definition of “Registration Event.” The amounts payable as partial liquidated damages pursuant to this paragraph shall be payable in lawful money of the United States.  Amounts payable as partial liquidated damages to each Qualified Purchaser hereunder with respect to each share of Registrable Securities shall cease accruing when the Qualified Purchaser no longer holds such share of Registrable Securities (it being understood that this sentence shall not relieve the Company of any partial liquidated damages accruing prior to such time).

3.

Registration Procedures.  In the case of each registration, qualification, or compliance effected by the Company pursuant to Section 2 hereof, the Company will keep each Holder including securities therein reasonably advised in writing (which may include e-mail) as to the initiation of each registration, qualification, and compliance and as to the completion thereof.  With respect to any registration statement filed pursuant to Section 2, the Company will use its best efforts to:

(a)

prepare and file with the Commission with respect to such Registrable Securities, a registration statement on  Form S-3, or any other form for which the Company then qualifies or which counsel for the Company shall deem appropriate, and which form shall be available for the sale of all of the Registrable Securities in accordance with the intended method(s) of distribution thereof, and use its best efforts to cause such registration statement to become effective as soon as possible and remain effective at least for a period ending with the first to occur of (i) the sale of all Registrable Securities covered by the registration statement in accordance with the registration statement, or (ii) the availability under Rule 144 for the Holder to immediately, freely resell without restriction, and without the requirement for the Company to be in compliance with the current public information requirements under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), all Registrable Securities covered by the registration statement (in each case, the "Effectiveness Period");

(b)

if a registration statement is subject to review by the Commission, promptly respond to all comments and diligently pursue resolution of any comments to the satisfaction of the Commission;

(c)

prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective during the Effectiveness Period (but in any event at least until expiration  of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174, or any successor thereto, thereunder, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended method(s) of disposition by the sellers thereof set forth in such registration statement;

(d)

furnish, without charge, to each Holder of Registrable Securities covered by such registration statement (i) a reasonable number of copies of such registration statement (including any exhibits thereto other than exhibits incorporated by reference), each amendment and supplement thereto as such Holder may request, (ii)  such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any other prospectus filed under Rule 424 under the Securities Act) as such Holders may request, in conformity with the requirements of the Securities Act, and (iii) such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder, but only during the Effectiveness Period;

(e)

use its best efforts to register or qualify such Registrable Securities under such other applicable securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities covered by such registration statement reasonably requests as may be necessary for the marketability of the Registrable Securities (such request to be made by the time the applicable registration statement is deemed effective by the Commission) and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder; provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (e), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

(f)

as promptly as practicable after becoming aware of such event, notify each Holder of such Registrable Securities in writing at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event which comes to the Company's attention if as a result of such event the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading  (but any such notice shall not contain any material non-public information regarding the Company or any other public company) and the Company shall promptly prepare and furnish to such Holder a supplement or amendment to such prospectus (or prepare and file appropriate reports under the Exchange Act) so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, unless suspension of the use of such prospectus otherwise is authorized herein or in the event of a Blackout Period, in which case no supplement or amendment need be furnished (or Exchange Act filing made) until the termination of such suspension or Blackout Period;

(g)

comply, and continue to comply during the period that such registration statement is effective under the Securities Act, in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the Commission with respect to the disposition of all securities covered by such registration statement, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the SEC Effective Date, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

(h)

as promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities being offered or sold pursuant to the Registration Statement of the issuance by the Commission of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

(i)

permit the Holders of Registrable Securities being included in the Registration Statement and their legal counsel, at such Holders' sole cost and expense (except as otherwise specifically provided in Section 5) to review and have a reasonable opportunity to comment on the Registration Statement and all amendments and supplements thereto at least five Business Days prior to their filing with the Commission;

(j)

make available for inspection by any Holder and any Inspector retained by such Holder, at such Holder's sole expense, all records as shall be reasonably necessary to enable such Holder to exercise its due diligence responsibility, and cause the Company's officers, directors, and employees to supply all information which such Holder or any Inspector may reasonably request for purposes of such due diligence; provided, however, that such Holder shall hold in confidence and shall not make any disclosure of any record or other information which the Company determines in good faith to be confidential, and of which determination such Holder is so notified at the time such Holder receives such information, unless (i) the disclosure of such record is necessary to avoid or correct a misstatement or omission in the Registration Statement and a reasonable time prior to such disclosure the Holder shall have informed the Company of the need to so correct such misstatement or omission and the Company shall have failed to correct such misstatement of omission, (ii) the release of such record is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or other regulations applicable to such Holder, or (iii) the information in such record has been made generally available to the public other than by disclosure in violation of this or any other agreement.  The Company shall not be required to disclose any confidential information in such records to any Inspector until and unless such Inspector shall have entered into a confidentiality agreement with the Company with respect thereto, substantially in the form of this Section 3(j), which agreement shall permit such Inspector to disclose records to the Holder who has retained such Inspector.  Each Holder agrees that it shall, upon learning that disclosure of such records is sought in or by a court or governmental body of competent jurisdiction or other regulations applicable to such Holder  or through other means, give prompt notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the records deemed confidential.  The Company shall hold in confidence and shall not make any disclosure of information concerning a Holder provided to the Company pursuant to this Agreement unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) disclosure of such information to the Staff of the Division of Corporation Finance is necessary to respond to comments raised by the Staff in its review of the Registration Statement, (iii) disclosure of such information is necessary to avoid or correct a misstatement or omission in the Registration Statement, (iv) release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (v) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement.  The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Holder and allow such Holder, at such Holder's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information;

(k)

use its best efforts to cause all the Registrable Securities covered by the Registration Statement to be listed or quoted on the principal securities market on which securities of the same class or series issued by the Company are then listed or traded;

(l)

provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities at all times;

(m)

cooperate with the Holders of Registrable Securities being offered pursuant to the Registration Statement to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts as the Holders may reasonably request and registered in such names as the Holders may request; and

(n)

take all other reasonable actions necessary to expedite and facilitate disposition by the Holders of the Registrable Securities pursuant to the Registration Statement.

4.

Suspension of Offers and Sales.  Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) hereof or of the commencement of a Blackout Period, such Holder shall discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) hereof or notice of the end of the Blackout Period, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

5.

Registration Expenses.  The Company shall pay all expenses in connection with any registration, including, without limitation, all registration, filing, stock exchange and FINRA fees, printing expenses, all fees and expenses of complying with securities or blue sky laws, the fees and disbursements of counsel for the Company and of its independent accountants; provided that each Holder shall pay for its own legal fees, underwriting discounts and commissions and transfer taxes. Except as provided above in Section 9, the Company shall not be responsible for the expenses of any attorney or other advisor employed by a Holder of Registrable Securities.

6.

Assignment of Rights. No Holder may assign its rights under this Agreement to any party without the prior written consent of the Company; provided, however, that a Holder may assign its rights under this Agreement without such restrictions to any assignee as long as (a) such transfer or assignment is effected in accordance with applicable securities laws; (b) such transferee or assignee agrees in writing to become subject to the terms of this Agreement; and (c) the Company is given written notice by such Holder of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned.

7.

Information by Holder.  The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing.

8.

Delay of Registration.  No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

9.

Indemnification.

(a)

In the event of the offer and sale of Registrable Securities held by Holders under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its directors, officers, partners, members, employees, agents, advisors, representatives, and each other person, if any, who controls or is under common control with such Holder within the meaning of Section 15 of the Securities Act and each of the directors, officers, partners, members, employees, agents, advisors and representatives of such controlling persons (each, a “Holder Indemnified Person”), against any losses, claims, damages, or liabilities, joint or several, and expenses to which such Holder or any such other Holder Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities, or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such shares were registered under the Securities Act, any preliminary prospectus, final prospectus, or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company shall reimburse such Holder and each other Holder Indemnified Person for any legal or any other expenses reasonably incurred by them in connection with investigating, defending, or settling any such loss, claim, damage, liability, action, or proceeding; provided that the foregoing shall not apply to, and the Company shall not be liable, in any such case (i) to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof), or expense arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment, or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such Holder specifically stating that it is for use in the preparation thereof, (ii) provided that the Company has complied with its obligations hereunder to furnish such Holder with copies of the applicable prospectus, if the person asserting any such loss, claim, damage, or liability (or action or proceeding in respect thereof) who purchased the Registrable Securities that are the subject thereof did not receive a copy of an amended preliminary prospectus at or prior to the written confirmation of the sale of such Registrable Securities to such person because of the failure of such Holder to so provide such amended preliminary prospectus and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact made in such preliminary prospectus was corrected in the amended preliminary prospectus, or (iii) provided that the plan of distribution mechanics described in the applicable prospectus are, in form and substance, reasonable and customary for transactions of this type, to the extent that the Holders failed to comply with the terms of such plan of distribution mechanics. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders, or any such director, officer, partner, underwriter, or controlling person and shall survive the transfer of such shares by the Holder.

(b)

As a condition to including any Registrable Securities to be offered by a Holder in any registration statement filed pursuant to this Agreement, each such Holder agrees, acting severally and not jointly and severally, to be bound by the terms of this Section 9 and to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages, or liabilities, joint or several, to which the Company or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus, or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information about such Holder as a Holder of the Company furnished to the Company through an instrument duly executed by or on behalf of such Holder specifically stating that it is for use in the preparation thereof, (ii) provided that the Company has complied with its obligations hereunder to furnish such Holder with copies of the applicable prospectus, if the person asserting any such loss, claim, damage, or liability (or action or proceeding in respect thereof) who purchased the Registrable Securities that are the subject thereof did not receive a copy of an amended preliminary prospectus at or prior to the written confirmation of the sale of such Registrable Securities to such person because of the failure of such Holder to so provide such amended preliminary prospectus and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact made in such preliminary prospectus was corrected in the amended preliminary prospectus, or (iii) provided that the plan of distribution mechanics described in the applicable prospectus are, in form and substance, reasonable and customary for transactions of this type, to the extent that the Holders failed to comply with the terms of such plan of distribution mechanics. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, or any such director, officer or controlling person and shall survive the transfer of such shares by the Holder, and such Holder shall reimburse the Company, and each such director, officer and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating, defending, or settling and such loss, claim, damage, liability, action, or proceeding; provided, however, that such indemnity agreement found in this Section 9(b) shall in no event exceed the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)

Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 9(a) or (b) hereof (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 9(a) or (b) hereof, except to the extent that the indemnifying party is materially and actually prejudiced by such failure to give notice.  In case any such action is brought against an indemnified party, unless in the reasonable judgment of counsel to such indemnified party a conflict of interest between such indemnified and indemnifying parties may exist or the indemnified party may have defenses not available to the indemnifying party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defenses thereof or the indemnifying party fails to defend such claim in a diligent manner, other than reasonable costs of investigation.  Neither an indemnified nor an indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent.  No indemnifying party shall, without the written consent of the indemnified party, consent to entry of any judgment or enter into any settlement, which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.  Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party shall have the right to retain, at its own expense, counsel with respect to the defense of a claim.

(d)

In the event that an indemnifying party does or is not permitted to assume the defense of an action pursuant to Section 9(c) or in the case of the expense reimbursement obligation set forth in Section 9(a) and (b), the indemnification required by Section 9(a) and (b) hereof shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills received or expenses, losses, damages, or liabilities are incurred.

(e)

If the indemnification provided for in this Section 9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall (i) contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense as is appropriate to reflect the proportionate relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, not only the proportionate relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations.  Notwithstanding the provisions of this Section 9(e), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

(f)

Other Indemnification.  Indemnification similar to that specified in the preceding subsections of this Section 9 (with appropriate modifications) shall be given by the Company and each Holder of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

10.

Miscellaneous.

(a)

Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the United States of America, both substantive and remedial. Any judicial proceeding brought against either of the parties to this agreement or any dispute arising out of this Agreement or any matter related hereto shall be brought in the courts of the State of New York, New York  County, or in the United States District Court for the Southern District of New York and, by its execution and delivery of this agreement, each party to this Agreement accepts the jurisdiction of such courts. The foregoing consent to jurisdiction shall not be deemed to confer rights on any person other than the parties to this Agreement.

(b)

Successors and Assigns.  Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, executors, and administrators of the parties hereto.  In the event the Company merges with, or is otherwise acquired by, a direct or indirect subsidiary of a publicly traded company, the Company shall condition the merger or acquisition on the assumption by such parent company of the Company's obligations under this Agreement.

(c)

Entire Agreement.  This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

(d)

Notices, etc. All notices or other communications which are required or permitted under this Agreement shall be in writing and sufficient if delivered by hand, by facsimile transmission, by registered or certified mail, postage pre-paid, by electronic mail, or by courier or overnight carrier, to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered:

If to the Company:

Saratoga Resources, Inc.

7500 San Felipe, Suite 675

Houston, Texas 77063

Facsimile:  (713) 458-1561

e-mail: maldridge@saratogaresources.net

If to the Purchasers:

To each Purchaser at the address

set forth on Exhibit A

or at such other address as any party shall have furnished to the other parties in writing.

(e)

Delays or Omissions.  No delay or omission to exercise any right, power, or remedy accruing to any Holder of any Registrable Securities, upon any breach or default of the Company under this Agreement, shall impair any such right, power, or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  Any waiver, permit, consent, or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

(f)

Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(g)

Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

(h)

Severability. In the case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(i)

Amendments. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and by the holders of at least two-thirds of the number of shares of Registrable Securities outstanding as of the date of such amendment or waiver. The Purchasers acknowledge that by the operation of this Section 10(i), the holders of at least two-thirds of the outstanding Registrable Securities may have the right and power to diminish or eliminate all rights of the Purchasers under this Agreement.

(j)

Limitation on Subsequent Registration Rights. After the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least two-thirds of the Registrable Shares then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights senior to those granted to the Holder hereunder.

This Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY:

SARATOGA RESOURCES, INC.

By:
Name:
Title:

Purchaser Signature Pages Attached

SARATOGA RESOURCES, INC.

Registration Rights Agreement

Signature Page

IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement on May __, 2012.

NAME OF PURCHASER(S):

(1)		Signature:
	(Please print name)		Date:
Name:
Title:

Joint Tenant/Tenant in Common (if applicable):

(2)		Signature:
	(Please print name)		Date:

ADDRESS (including mailing address, if applicable):

Exhibit A

Purchaser Information